                                                                  EXHIBIT 99.1

                AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 1998-C

                                      TERM SHEET

                                      SUBJECT TO REVISION

Issuer..............................  AmeriCredit Automobile Receivables Trust
                                      1998-C (the "Trust" or the "Issuer"), a
                                      Delaware business trust to be formed
                                      pursuant to a Trust Agreement, dated as of August 10, 1998 (the "Trust Agreement"), among the Seller and the Owner Trustee.

Seller..............................  AFS Funding Corp. (the "Seller"), a
                                      special purpose financing subsidiary of
                                      AmeriCredit.

Servicer............................  AmeriCredit Financial Services, Inc. (in
                                      its individual capacity, "AmeriCredit"
                                      and, as servicer, the "Servicer"), a
                                      Delaware corporation.

Insurer.............................  Financial Security Assurance Inc. (the
                                      "Insurer"), a New York financial guaranty insurance company.

Indenture Trustee...................  Bank One, N.A. (the "Indenture Trustee").

Owner Trustee.......................  Bankers Trust (Delaware) (the "Owner
                                      Trustee").

Statistical Calculation Date........  August 3, 1998.

Initial Cutoff Date.................  August 10, 1998.

Closing Date........................  August 21, 1998.

The Notes...........................  The Trust will issue Class A-1 % Asset
                                      Backed Notes (the "Class A-1 Notes") in
                                      the aggregate original principal amount of $120,000,000, Class A-2 Floating Rate Asset Backed Notes (the "Class A-2 Notes") in the aggregate original principal amount of $190,000,000, Class A-3 Floating Rate Asset Backed Notes (the "Class A-3 Notes") in the aggregate original principal amount of $107,000,000, and Class A-4 Floating Rate Asset Backed Notes (the "Class A-4 Notes") in the aggregate original principal amount of $158,000,000. The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes (collectively, the "Notes") will be issued pursuant to an Indenture, dated as of August 10, 1998, among the Issuer and Bank One, N.A., as Indenture Trustee and as Trust Collateral Agent (the "Trust Collateral Agent"). The Notes will be offered for purchase in denominations of $1,000 and integral multiples thereof in book-entry form only. Persons acquiring beneficial interests in the Notes will hold their interests through DTC in the United States or Cedel Bank, societe anonyme ("Cedel") or the Euroclear System ("Euroclear") in Europe. The Notes will be secured by the assets of the Trust pursuant to the Indenture.

The Certificates....................  The Trust will issue Asset Backed
                                      Certificates (the "Certificates") which
                                      represent the equity ownership in the
                                      Trust, and are subordinate in right of
                                      payment to the Notes. The Certificates do not have a principal balance. The Certificates will be issued pursuant to the Trust Agreement. The Certificates are not being offered hereby.

Trust Property......................  Each Note will represent an obligation of the Trust. The Trust's assets (the "Trust
                                      Property") will include, among other
                                      things, certain motor vehicle retail
                                      installment sale contracts (the "Initial
                                      Receivables"), secured by new and used
                                      automobiles, light duty trucks and vans
                                      (the "Initial Financed Vehicles"), certain monies received thereunder after the Initial Cutoff Date, an assignment of the security interests in the Initial Financed Vehicles securing the Initial Receivables, the related Receivables Files, all rights to proceeds from claims on certain physical damage, credit life and disability insurance policies covering the Initial Financed Vehicles or the Obligors, as the case may be, all rights to liquidation proceeds with respect to the Initial Receivables, an assignment of the right of the Seller against Dealers under agreements between AmeriCredit and such Dealers, certain bank accounts, all proceeds of the foregoing, and certain rights under the Trust Documents. The Trust Property also will include an assignment of the Seller's rights against AmeriCredit and CP Funding Corp., a Nevada corporation which is a wholly owned subsidiary of AmeriCredit ("CP Funding"), under the Purchase Agreement upon the occurrence of certain breaches of representations and warranties. The Initial Receivables will be purchased by the Seller from AmeriCredit and CP Funding pursuant to a purchase agreement (the "Purchase Agreement") between the Seller, CP Funding and AmeriCredit on or prior to the date of issuance of the Notes. Additional motor vehicle retail installment sale contracts (the "Subsequent Receivables") secured by new and used automobiles, light duty trucks and vans (the "Subsequent Financed Vehicles") and related property are intended to be purchased by the Trust from the Seller from time to time on or before October 31, 1998, from funds on deposit in the Pre-Funding Account. The Subsequent Receivables will be purchased by the Seller from AmeriCredit and CP Funding pursuant to one or more subsequent purchase agreements (each, a "Subsequent Purchase Agreement") between the Seller, CP Funding and AmeriCredit. The purchase by the Trust of the Subsequent Receivables is subject to the satisfaction of certain conditions. The Initial Receivables and the Subsequent Receivables are hereinafter referred to as the "Receivables," and the Initial Financed Vehicles and the Subsequent Financed Vehicles are hereinafter referred to as the "Financed Vehicles."

Receivables.........................  The Receivables consist of motor vehicle retail installment sale contracts
                                      originated by Dealers and then acquired by AmeriCredit pursuant to its Contract Acquisition Program. The motor vehicle retail installment sale contracts consist primarily of contracts with individuals with less than perfect credit due to various factors, including, among other things, the manner in which such individuals have handled previous credit, the limited extent of their prior credit history and/or their limited financial resources. The statistical information presented herein is based on the Initial Receivables as of the Statistical Calculation Date. The Initial Receivables have an aggregate Principal Balance of $457,396,602.14 as of the Statistical Calculation Date and an aggregate Principal Balance of $499,999,693.92 as of the Initial Cutoff Date. The additional Receivables represent Receivables acquired by AmeriCredit after the Statistical Calculation Date but prior to the

                                      Initial Cutoff Date. In addition, as of
                                      the Statistical Calculation Date as to
                                      which statistical information is presented herein, some amortization has occurred prior to the Initial Cutoff Date. In addition, certain Receivables included as of the Statistical Calculation Date may prepay in full or may be determined not to meet the eligibility requirements and may not been included. As a result of the foregoing, the statistical distribution of characteristics as of the Initial Cutoff Date will vary somewhat from the statistical distribution of such characteristics as of the Statistical Calculation Date as presented herein, although such variance is not material.

                                      The Initial Receivables have, as of the
                                      Statistical Calculation Date, a weighted average annual percentage rate ("APR") of approximately 18.4%, a weighted average original maturity of approximately 57 months and a weighted average remaining maturity of approximately 57 months. Each of the Initial Receivables also have a remaining term of not more than 72 months and not less than 5 months as of the Statistical Calculation Date.

                                      Following the Closing Date, the Trust will be obligated to purchase from time to time on or before the end of the Funding Period (as defined below), subject to the availability thereof, Subsequent
                                      Receivables consisting of retail
                                      automobile installment sale contracts
                                      acquired by the Seller from AmeriCredit
                                      and CP Funding. The aggregate Principal
                                      Balance of the Subsequent Receivables is anticipated by AmeriCredit to equal approximately $75,000,000. In connection with each purchase of Subsequent Receivables, the Trust will be required to pay to the Seller a cash purchase price equal to the principal amount thereof from the Pre-Funding Account. AmeriCredit will designate as a cutoff date (each, a "Subsequent Cutoff Date") a date to be specified in the related subsequent transfer agreement, provided, however, that such date shall be on or before the Subsequent Transfer Date (as defined below). Subsequent Receivables will be conveyed to the Seller and then reconveyed by the Seller to the Trust on designated dates (each, a "Subsequent Transfer Date") occurring during the Funding Period. The Trust may purchase the Subsequent Receivables only from the Seller and not from any other person, and the Seller may purchase the Subsequent Receivables only from AmeriCredit and CP Funding. The Subsequent Receivables must satisfy certain eligibility criteria.

The Policy..........................  On the Closing Date, the Insurer will issue to the Trust Collateral Agent as
                                      agent for the Indenture Trustee, a
                                      financial guaranty insurance policy (the
                                      "Policy"). Pursuant to the Policy, the
                                      Insurer will unconditionally and
                                      irrevocably guarantee to the Noteholders payment of the Scheduled Payments (as defined in the Policy) for each Insured Distribution Date.

                                      The "Insured Distribution Date" will be
                                      the twelfth day of each month, or, if such twelfth day is not a Business Day, the next following Business Day. In the event that, on any Distribution Date, the Noteholders did not receive the full amount of the Scheduled Payment then due to them, such shortfall (together with, in the case of an interest shortfall, interest thereon at the related Interest
                                      Rate) shall be due and payable and shall be funded on the Insured Distribution Date either from the Spread Account or from the proceeds of a drawing under the Policy. The Record Date applicable to an Insured Distribution Date shall be the Record Date applicable to the related

                                      Distribution Date.

Terms of the Notes..................  The principal terms of the Notes will be as described below:

   A. Distribution Dates............  For so long as AmeriCredit is the
                                      Servicer, payments of interest and
                                      principal on the Notes will be made on the fifth day of each month (or, if such fifth day is not a Business Day, on the next following Business Day; provided, that such day for payment shall in no event be earlier than the third Business Day of the month)(each, a "Distribution Date") commencing September 8, 1998. Payments will be made to holders of record of the Notes (the "Noteholders") as of the close of business on the Business Day immediately preceding such Distribution Date (a "Record Date"). A "Business Day" is a day other than a Saturday, Sunday or other day on which commercial banks located in the states of Texas, Delaware, Ohio or New York are authorized or obligated to be closed. If the backup servicer or another successor servicer becomes the Servicer, the "Distribution Date" will thereafter become the twelfth day of each month, or if such twelfth day is not a Business Day, the next following Business Day (i.e., the "Distribution Date" and the "Insured Distribution Date" will thereafter be the same date). The Insurer will only make payment of any unpaid interest and principal on the Notes on the Insured Distribution Date, which will be the twelfth day of each month, or if such twelfth day is not a Business Day, the next following Business Day. An "Event of Default" with respect to the Notes will only occur if the full amount of the required monthly payment has not been distributed on or prior to the related Insured Distribution Date.

   B. Final Scheduled Distribution
      Dates.........................  For the Class A-1 Notes, the September
                                      1999 Insured Distribution Date; for the
                                      Class A-2 Notes, the October 2001 Insured
                                      Distribution Date; for the Class A-3
                                      Notes, the July 2002 Insured Distribution
                                      Date; and for the Class A-4 Notes, the
                                      June 2005 Insured Distribution Date.

   C. Interest Rates................  The Class A-1 Notes will bear interest at the respective fixed per annum rates set forth on the cover page hereof. The Class A-2 Notes will bear interest at a floating rate equal to the London interbank offered rates for one-month U.S. dollar deposits ("LIBOR") plus %. The Class A-3 Notes will bear interest at a floating rate equal to LIBOR plus %. The Class A-4 Notes will bear interest at a floating rate equal to LIBOR plus ______%. Each such interest rate for a Class of Notes is referred to as the "Interest Rate."

   D. Interest......................  Interest on the Notes of each Class will accrue at the applicable Interest Rate
                                      from and including the most recent
                                      Distribution Date on which interest has
                                      been paid (or, in the case of the first
                                      Distribution Date, from and including the Closing Date) to, but excluding, the following Distribution Date (each, an "Interest Period"). In the case of the first Distribution Date, the Interest Period shall be eighteen days. The interest which accrues during an Interest Period shall accrue on the principal amount of the Notes of each Class outstanding as of the end of the prior Distribution Date (or, in the case of the first Distribution Date, as of the Closing
                                      Date); provided, that if such principal
                                      balance is further reduced by a payment of principal on the Insured Distribution Date which immediately follows such prior

                                      Distribution Date, then such interest
                                      shall accrue (i) from and including such prior Distribution Date to, but excluding, such related Insured Distribution Date, on the principal balance outstanding as of the end of the prior Distribution Date (or, in the case of the first Distribution Date, as of the Closing Date) and (ii) from and including such Insured Distribution Date, to, but excluding, the following Distribution Date, on the principal balance outstanding as of the end of such Insured Distribution Date. Interest on the Notes for any Distribution Date due but not paid on such Distribution Date will be due on the next Insured Distribution Date together with, to the extent permitted by law, interest on such amount at the applicable Interest Rate. The amount of interest distributable on the Notes on each Distribution Date will equal interest accrued during the related Interest Period, plus any shortfall amount carried-forward. Interest on the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes will be calculated on the basis of a 360-day year and the actual number of days elapsed in the applicable Interest Period.

   E. Principal.....................  Principal of the Notes will be payable on each Distribution Date in an amount equal to the Noteholders' Principal
                                      Distributable Amount and the Noteholders'
                                      Accelerated Principal Amount, if any, for the calendar month (the "Monthly Period") preceding such Distribution Date. The Noteholders' Principal Distributable
                                      Amount will equal the sum of (x) the
                                      Noteholders' Percentage of the Principal
                                      Distributable Amount and (y) any unpaid
                                      portion of the amount described in clause
                                      (x) with respect to a prior Distribution
                                      Date. The "Principal Distributable Amount" with respect to any Distribution Date will be an amount equal to the sum of the following amounts with respect to the related Monthly Period, computed in accordance with the simple interest method: (i) collections on Receivables (other than Liquidated and Purchased Receivables) allocable to principal, including full and partial principal prepayments, (ii) the Principal Balance of each Receivable (other than Purchased Receivables) that became a Liquidated Receivable during the related Monthly Period, (iii) (A) the portion of the Purchase Amount allocable to principal of all Receivables that became Purchased Receivables as of the immediately preceding Record Date and (B) at the option of the Insurer, the outstanding Principal Balances of those Receivables that were required to be repurchased by the Seller and/or AmeriCredit during such Monthly Period but were not so repurchased, and (iv) the aggregate amount of Cram Down Losses during such Monthly Period.

                                      Any amount of principal due on the Notes on a Distribution Date and not paid on such Distribution Date shall be due and payable on the following Insured Distribution Date.

                                      The Noteholders' Percentage will be 100% until the Class A-4 Notes have been paid in full and thereafter will be zero. No principal will be paid on a Class of Notes until the principal of all Classes of Notes having a lower numerical Class designation has been paid in full. In addition, the outstanding principal amount of the Notes of any Class, to the extent not previously paid, will be payable on the respective Final Scheduled Distribution Date for such Class (and, if not paid in full on such date, will be paid on the Insured Distribution Date immediately following such Final Scheduled Distribution Date).

   F. Optional Redemption...........  The Class A-4 Notes, to the extent still outstanding, may be redeemed
                                      in whole, but not in part, on any
                                      Distribution Date on which the Servicer
                                      exercises its option to purchase the
                                      Receivables, which, subject to certain
                                      requirements can occur after the Pool
                                      Balance declines to 10% or less of the
                                      Original Pool Balance, at a redemption
                                      price equal to the unpaid principal amount of the Notes of such Class plus accrued and unpaid interest thereon. The Original Pool Balance will equal the sum of (I) the aggregate Principal Balance of the Initial Receivables as of the Initial Cutoff Date plus (ii) the aggregate Principal Balances of all Subsequent Receivables added to the Trust as of their respective Subsequent Cutoff Dates (the "Original Pool Balance").

   G. Mandatory Redemption..........  Each Class of Notes will be redeemed in part on the Mandatory Redemption Date (as defined under "Pre-Funding Account" below) in the event that any portion of the Pre-Funded Amount remains on deposit in the Pre-Funding Account at the end of the Funding Period. The aggregate principal amount of each Class of Notes to be redeemed will be an amount equal to such Class's pro rata share (based on the respective current principal amount of each Class of Notes) of the Pre-Funded Amount at the end of the Funding Period (such Class's "Note Prepayment Amount"); provided, that if the aggregate remaining amount in the Pre-Funding Account is $100,000 or less, such amount will be applied exclusively to reduce the outstanding principal balance of the Class of Notes then entitled to receive distributions of principal.

                                      The Notes may be accelerated and subject to immediate payment at par upon the occurrence of an Event of Default under the Indenture. So long as no Insurer Default shall have occurred and be continuing, an Event of Default under the Indenture will occur only upon delivery by the Insurer to the Indenture Trustee of notice of the occurrence of certain events of default under the Insurance and Indemnity Agreement, dated as of August 10, 1998 (the "Insurance Agreement"), among the Insurer, the Trust, AmeriCredit, AmeriCredit Corp., CP Funding and the Seller. In the case of such an Event of Default, the Notes will automatically be accelerated and subject to immediate payment at par. The Policy does not guarantee payment of any amounts that become due on an accelerated basis, unless the Insurer elects, in its sole discretion, to pay such amounts in whole or in part.

Pre-Funding Account.................  On the Closing Date, a cash amount equal to approximately $75,000,000 (the "Initial
                                      Pre-Funded Amount") will be deposited in an account (the "Pre-Funding Account") which will be established with the Trust Collateral Agent. The "Funding Period" is the period from the Closing Date until the earliest of the date on which (i) the amount on deposit in the Pre-Funding Account is less than $100,000, (ii) a Servicer Termination Event occurs under the Sale and Servicing Agreement, or (iii) October 31, 1998. The Initial Pre-Funded Amount as reduced from time to time during the Funding Period by the amount thereof used to purchase Subsequent Receivables in accordance with the Sale and Servicing Agreement is referred to herein as the "Pre-Funded Amount." The Seller expects that the Pre-Funded Amount will be reduced to less than $100,000 on or before the end of the Funding Period. Any Pre-Funded Amount remaining at the end of the Funding Period will be payable to the Noteholders on the Mandatory Redemption Date as described herein. The

                                      "Mandatory Redemption Date" is the earlier of (i) the Distribution Date in November 1998 or (ii) if the last day of the Funding Period occurs on or prior to the Calculation Date (as defined below) occurring in September or October 1998, the Distribution Date relating to such Calculation Date. The "Calculation Date" is the close of business on the last day of each Monthly Period.

Capitalized Interest Account........  On the Closing Date, a cash amount shall be deposited in an account (the
                                      "Capitalized Interest Account") which will be established with the Trust Collateral Agent. The amount, if any, deposited in the Capitalized Interest Account will be applied on the Distribution Dates occurring in September, October and November 1998 to fund an amount (the "Monthly Capitalized Interest Amount") equal to the amount of interest accrued for each such Distribution Date at the weighted average Interest Rates on the portion of the Notes having a principal balance in excess of the Principal Balances of the Initial Receivables (which portion will equal the Pre-Funded Amount). Any amounts remaining in the Capitalized Interest Account on the Mandatory Redemption Date and not used for such purposes are required to be paid directly to the Seller on such date.

Ratings.............................  It is a condition to issuance that the
                                      Class A-l Notes be rated A-1+ by Standard
                                      & Poor's Ratings Services, a division of
                                      The McGraw-Hill Companies, Inc. ("S&P"), and P-1 by Moody's Investors Service, Inc. ("Moody's" and together with S&P, the "Rating Agencies"), and that the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes be rated AAA by S&P and Aaa by Moody's. The ratings by the Rating Agencies of the Notes will be (i) with respect to the Class A-1 Notes, without regard to the Policy in the case of S&P and substantially based on the Policy in the case of Moody's and (ii) with respect to all other Classes of Notes, based on the Policy. To the extent that such ratings are based on the Policy, such ratings apply to distributions due on the Insured Distribution Dates, and not to distributions due on the Distribution Dates. There is no assurance that the ratings initially assigned to the Notes will not subsequently be lowered or withdrawn by the Rating Agencies.

     The composition and distribution by APR and geographic concentration of the Initial Receivables Pool as of the Statistical Calculation Date are set forth in the following tables:

 COMPOSITION OF THE INITIAL RECEIVABLES AS OF THE STATISTICAL CALCULATION DATE

                                                                New                          Used                  Total
                                                    ---------------              ----------------         ---------------
Aggregate Principal Balance(1)                       $99,995,118.36               $357,401,483.78         $457,396,602.14
Number of Receivables                                         6,446                        28,658                  35,104
Percent of Aggregate Principal Balance                        21.86%                        78.14%                 100.00
Average Principal Balance                            $    15,512.74               $     12,471.26         $     13,029.76
  Range of Principal Balances                ($485.54 to 29,991.56)        ($347.83 to 29,969.97)

Weighted Average APR(1)                                       16.82%                        18.84%                  18.40%
  Range of APRs                                     (9.00% to 27.00%)             (9.38% to 32.00%)
Weighted Average Remaining Term                           59 months                     56 months               57 months
  Range of Remaining Terms                         (22 to 72 months)             (5 to 72  months)
Weighted Average Original Term                            60 months                     57 months               57 months
  Range of Original Terms                          (24 to 72 months)             (12 to 72 months)

(1) Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.

DISTRIBUTION OF THE INITIAL RECEIVABLES BY APR AS OF THE STATISTICAL CALCULATION DATE

                                     Aggregate           % of Aggregate      Number of    % of Total Number
      APR Range                  Principal Balance(1)  Principal Balance(2)  Receivables   of Receivables(2)
------------------             ----------------        ------------------    -----------   ----------------
9.000 to 9.999%                 $  6,202,350.70                  1.36%            371               1.06%
10.000 to 10.999                   3,025,183.22                   .66             188                .54
11.000 to 11.999                   8,251,350.43                  1.80             512               1.46
12.000 to 12.999                  14,771,588.78                  3.23             881               2.51
13.000 to 13.999                  14,149,395.08                  3.09             859               2.45
14.000 to 14.999                  13,164,783.82                  2.88             832               2.37
15.000 to 15.999                  30,122,793.43                  6.59           1,941               5.53
16.000 to 16.999                  26,202,436.15                  5.73           1,753               4.99
17.000 to 17.999                  50,300,050.94                 11.00           3,596              10.24
18.000 to 18.999                  92,023,621.01                 20.12           6,965              19.84
19.000 to 19.999                  42,242,937.05                  9.24           3,286               9.36
20.000 to 20.999                  46,739,817.30                 10.22           3,755              10.70
21.000 to 21.999                  63,418,088.17                 13.87           5,641              16.07
22.000 to 22.999                  21,826,853.79                  4.77           1,993               5.68
23.000 to 23.999                  15,167,752.34                  3.32           1,454               4.14
24.000 to 24.999                   6,203,885.37                  1.36             628               1.79
25.000 to 25.999                   2,764,962.21                   .60             345                .98
26.000 to 26.999                     555,188.91                   .12              72                .21
27.000 to 27.999                     129,262.18                   .03              14                .04
28.000 to 28.999                      23,082.21                   .01               3                .01
29.000 to 29.999                      98,208.23                   .02              13                .04
30.000 to 30.999                       9,181.31                   .00               1                .00
32.000 to 32.999                       3,829.51                   .00               1                .00
                                ---------------                ------          ------             ------
TOTAL                           $457,396,602.14                100.00%         35,104             100.00%
                                ===============                ======          ======             ======

(1)  Aggregate Principal Balances include some portion of accrued interest.
(2)  Percentages may not add to 100% because of rounding.

DISTRIBUTION OF THE INITIAL RECEIVABLES BY GEOGRAPHIC LOCATION OF OBLIGOR AS OF THE STATISTICAL CALCULATION DATE

                                 Aggregate                 % of Aggregate           Number of          % of Total Number
     State                    Principal Balance(1)        Principal Balance(2)       Receivables         of Receivables(2)
------------------            --------------------        --------------------      ------------------ ------------------
Arizona                      $ 18,451,521.66                        4.03%               1,440                    4.10%
California                     64,595,993.08                       14.12                4,677                   13.32
Colorado                        5,573,578.19                        1.22                  487                    1.39
Connecticut                     3,860,503.12                        0.84                  313                    0.89
Delaware                        2,355,171.74                        0.51                  176                    0.50
Florida                        32,081,665.14                        7.01                2,490                    7.09
Georgia                        18,522,149.66                        4.05                1,296                    3.69
Illinois                       21,881,027.52                        4.78                1,675                    4.77
Indiana                         4,909,295.57                        1.07                  380                    1.08
Kansas                          4,714,484.87                        1.03                  360                    1.03
Kentucky                        7,459,323.54                        1.63                  600                    1.71
Louisiana                       2,105,509.52                        0.46                  146                    0.42
Maryland                        9,811,647.90                        2.15                  696                    1.98
Massachusetts                   5,587,105.68                        1.22                  494                    1.41
Michigan                       14,381,567.18                        3.14                1,121                    3.19
Minnesota                       7,236,871.19                        1.58                  576                    1.64
Mississippi                     2,401,537.20                        0.53                  170                    0.48
Missouri                        8,755,590.88                        1.91                  705                    2.01
Nevada                          8,583,695.51                        1.88                  645                    1.84
New Jersey                     16,232,001.83                        3.55                1,267                    3.61
New Mexico                      2,633,617.84                        0.58                  192                    0.55
New York                       24,662,701.65                        5.39                1,909                    5.44
North Carolina                 13,259,213.21                        2.90                  986                    2.81
Ohio                           19,943,825.05                        4.36                1,618                    4.61
Oklahoma                        4,781,701.75                        1.05                  411                    1.17
Oregon                          4,022,637.32                        0.88                  328                    0.93
Pennsylvania                   20,974,890.96                        4.59                1,688                    4.81
South Carolina                  6,790,064.85                        1.49                  500                    1.42
Tennessee                       9,201,636.88                        2.01                  660                    1.88
Texas                          43,687,622.97                        9.55                3,323                    9.47
Utah                            2,682,728.79                        0.59                  214                    0.61
Virginia                       19,070,795.04                        4.17                1,390                    3.96
Washington                     11,808,702.42                        2.58                  986                    2.81
Wisconsin                       4,371,834.75                        0.96                  355                    1.01

Other(3)                       10,004,387.68                        2.19                  830                    2.36
                             ---------------                      ------               ------                  ------

TOTAL                        $457,396,602.14                      100.00%              35,104                  100.00%
                             ===============                      ======               ======                  ======

-----------------------------

(1)  Aggregate Principal Balances include some portion of accrued interest.
(2)  Percentages may not add to 100% because of rounding.
(3)  States with Aggregate Principal Balances less than $1,500,000.

    PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES(1)

                                      Class A-1 Notes                          Class A-2 Notes
                         -----------------------------------      --------------------------------------
Distribution Date         0.0%       1.0%     1.7%      2.5%       0.0%      1.0%       1.7%       2.5%
--------------------     ----       ----      ----      ----       ----      ----       ----       ----

Initial                   100        100       100       100        100       100        100        100
9/5/98                     93         89        86        83        100       100        100        100
10/5/98                    85         76        70        64        100       100        100        100
11/5/98                    75         62        53        43        100       100        100        100
12/5/98                    66         49        37        23        100       100        100        100
1/5/99                     56         35        20         3        100       100        100        100
2/5/99                     47         21         4         0        100       100        100         90
3/5/99                     37          8         0         0        100       100         92         77
4/5/99                     27          0         0         0        100        96         82         65
5/5/99                     17          0         0         0        100        88         72         54
6/5/99                      8          0         0         0        100        80         62         42
7/5/99                      0          0         0         0         99        72         54         34
8/5/99                      0          0         0         0         94        67         47         25
9/5/99                      0          0         0         0         91        61         41         17
10/5/99                     0          0         0         0         87        56         34          9
11/5/99                     0          0         0         0         83        50         27          1
12/5/99                     0          0         0         0         79        45         21          0
1/5/00                      0          0         0         0         75        39         14          0
2/5/00                      0          0         0         0         72        34          8          0
3/5/00                      0          0         0         0         68        29          2          0
4/5/00                      0          0         0         0         64        23          0          0
5/5/00                      0          0         0         0         60        18          0          0
6/5/00                      0          0         0         0         55        13          0          0
7/5/00                      0          0         0         0         51         8          0          0
8/5/00                      0          0         0         0         47         3          0          0
9/5/00                      0          0         0         0         43         0          0          0
10/5/00                     0          0         0         0         38         0          0          0
11/5/00                     0          0         0         0         34         0          0          0
12/5/00                     0          0         0         0         29         0          0          0
1/5/01                      0          0         0         0         24         0          0          0
2/5/01                      0          0         0         0         20         0          0          0
3/5/01                      0          0         0         0         15         0          0          0
4/5/01                      0          0         0         0         10         0          0          0
5/5/01                      0          0         0         0          5         0          0          0
6/5/01                      0          0         0         0          0         0          0          0
7/5/01                      0          0         0         0          0         0          0          0
8/5/01                      0          0         0         0          0         0          0          0
9/5/01                      0          0         0         0          0         0          0          0
10/5/01                     0          0         0         0          0         0          0          0
11/5/01                     0          0         0         0          0         0          0          0
12/5/01                     0          0         0         0          0         0          0          0
1/5/02                      0          0         0         0          0         0          0          0
2/5/02                      0          0         0         0          0         0          0          0
3/5/02                      0          0         0         0          0         0          0          0
4/5/02                      0          0         0         0          0         0          0          0
5/5/02                      0          0         0         0          0         0          0          0
6/5/02                      0          0         0         0          0         0          0          0
7/5/02                      0          0         0         0          0         0          0          0
8/5/02                      0          0         0         0          0         0          0          0
9/5/02                      0          0         0         0          0         0          0          0
10/5/02                     0          0         0         0          0         0          0          0
11/5/02                     0          0         0         0          0         0          0          0
12/5/02                     0          0         0         0          0         0          0          0
1/5/03                      0          0         0         0          0         0          0          0
2/5/03                      0          0         0         0          0         0          0          0
Weighted Average Life in
 Years(2)                   0.46       0.32      0.26      0.22       1.91      1.27       1.00       0.80

(1)  The percentages in this table have been rounded to nearest whole number.

(2) The weighted average life of a Note is determined by (i) multiplying the amount of each principal payment on a Note by the number of years from the date of the issuance of the Note to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the related initial principal amount of the Note.

    PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES(1)
                                       Class A-3                            Class A-4
                                         Notes                                Notes
                        -----------------------------------     -----------------------------------
Distribution Date        0.0%      1.0%      1.7%      2.5%      0.0%      1.0%      1.7%      2.5%
--------------------    ----      ----      ----      ----      ----      ----      ----      ----
Initial                  100       100       100       100       100       100       100       100
9/5/98                   100       100       100       100       100       100       100       100
10/5/98                  100       100       100       100       100       100       100       100
11/5/98                  100       100       100       100       100       100       100       100
12/5/98                  100       100       100       100       100       100       100       100
1/5/99                   100       100       100       100       100       100       100       100
2/5/99                   100       100       100       100       100       100       100       100
3/5/99                   100       100       100       100       100       100       100       100
4/5/99                   100       100       100       100       100       100       100       100
5/5/99                   100       100       100       100       100       100       100       100
6/5/99                   100       100       100       100       100       100       100       100
7/5/99                   100       100       100       100       100       100       100       100
8/5/99                   100       100       100       100       100       100       100       100
9/5/99                   100       100       100       100       100       100       100       100
10/5/99                  100       100       100       100       100       100       100       100
11/5/99                  100       100       100       100       100       100       100       100
12/5/99                  100       100       100        88       100       100       100       100
1/5/00                   100       100       100        74       100       100       100       100
2/5/00                   100       100       100        61       100       100       100       100
3/5/00                   100       100       100        47       100       100       100       100
4/5/00                   100       100        92        35       100       100       100       100
5/5/00                   100       100        81        22       100       100       100       100
6/5/00                   100       100        70        10       100       100       100       100
7/5/00                   100       100        60         0       100       100       100        99
8/5/00                   100       100        49         0       100       100       100        91
9/5/00                   100        95        39         0       100       100       100        83
10/5/00                  100        86        29         0       100       100       100        76
11/5/00                  100        77        20         0       100       100       100        69
12/5/00                  100        69        10         0       100       100       100        62
1/5/01                   100        60         1         0       100       100       100        55
2/5/01                   100        51         0         0       100       100        95        49
3/5/01                   100        42         0         0       100       100        89        43
4/5/01                   100        34         0         0       100       100        83        37
5/5/01                   100        25         0         0       100       100        77         0
6/5/01                   100        17         0         0       100       100        72         0
7/5/01                    92         8         0         0       100       100        66         0
8/5/01                    82         0         0         0       100       100        61         0
9/5/01                    73         0         0         0       100        95        56         0
10/5/01                   64         0         0         0       100        89        51         0
11/5/01                   54         0         0         0       100        84        47         0
12/5/01                   45         0         0         0       100        78        42         0
1/5/02                    35         0         0         0       100        73        38         0
2/5/02                    25         0         0         0       100        68        34         0
3/5/02                    15         0         0         0       100        63         0         0
4/5/02                     4         0         0         0       100        58         0         0
5/5/02                     0         0         0         0        96        53         0         0
6/5/02                     0         0         0         0        89        48         0         0
7/5/02                     0         0         0         0        81        43         0         0
8/5/02                     0         0         0         0        74        39         0         0
9/5/02                     0         0         0         0        66        34         0         0
10/5/02                    0         0         0         0        59         0         0         0
11/5/02                    0         0         0         0        51         0         0         0
12/5/02                    0         0         0         0        43         0         0         0
1/5/03                     0         0         0         0        35         0         0         0
2/5/03                     0         0         0         0         0         0         0         0
Weighted Average Life in
 Years(2)                  3.28      2.51      2.00      1.57      4.20      3.73      3.13      2.43

(1)  The percentages in this table have been rounded to nearest whole number.
(2) The weighted average life of a Note is determined by (i) multiplying the amount of each principal payment on a Note by the number of years from the date of the issuance of the Note to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the related initial principal amount of the Note.

DELINQUENCY AND LOAN LOSS INFORMATION

     The following tables set forth information relating to AmeriCredit's delinquency and loan loss experience for each period indicated with respect to all Receivables it has purchased and serviced. This information includes the experience with respect to all Receivables in AmeriCredit's portfolio of Receivables serviced during each such period, including Receivables which do not meet the criteria for selection as a Receivable.

                            DELINQUENCY EXPERIENCE
   Financed Vehicles which have been repossessed but not yet liquidated and bankrupt accounts which have not yet been charged off are both included as delinquent accounts in the table below.

                                                                             At June 30,
-----------------------------------------------------------------------------------------------------------------------------
                                                     1998                            1997                        1996
                                       --------------------------------------------------------------------------------------
                                         Number of        Amount          Number of        Amount      Number of      Amount
                                         Contracts                        Contracts                    Contracts
                                      ---------------------------------------------------------------------------------------

Portfolio at end of period(1)               213,549       $2,302,516         112,847      $1,138,255     59,913   $523,981
Period of Delinquency(2)
  31-60 days(3)                              12,325          126,743           7,761          73,956      3,886     31,723
  61-90 days                                  2,929           30,248           2,164          20,213      1,215      9,959
  91 days or more                             5,173           47,016           3,467          31,012      1,696     13,631
Total Delinquencies(4)                       20,427       $  204,007          13,392      $  125,181      6,797   $ 55,313

Total Delinquencies as a Percent                9.6%             8.9%           11.9%           11.0%      11.3%      10.6%
of the Port

(1) All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.

(2) AmeriCredit considers a loan delinquent when an Obligor fails to make a contractual payment by the due date. The period of delinquency is based on the number of days payments are contractually past due.

(3)  Amounts shown do not include loans which are less than 31 days delinquent.
(4) Financed Vehicles which have been repossessed but not yet liquidated are considered delinquent accounts in the table above.

                                                            CREDIT LOSS EXPERIENCE
--------------------------------------------------------------------------------------------------------------------
                                                                    Fiscal Year Ended June 30,
                                                 ---------------------------------------------------------
                                                      1998                     1997              1996
                                                 ----------------      ----------------   ----------------
Period-End Principal Outstanding(1)                  $2,302,516             $1,138,255      $523,981
Average Month-End Amount Outstanding During           1,649,416                792,155       357,966
 the Period(1)

Net Charge-Offs(2)                                       88,002                 43,231        19,974
Net Charge-Offs as a Percentage of Period-End               3.8%                   3.8%          3.8%
 Principal Outstanding
Net Charge-Offs as a Percent of Average                     5.3%                   5.5%          5.6%
 Month-End Amount Outstanding

(1) All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.

(2) Net Charge-Offs equal Gross Charge-Offs minus Recoveries. Gross Charge-Offs do not include unearned finance charges and other fees. Recoveries include repossession proceeds received from the sale of repossessed Financed Vehicles net of repossession expenses, refunds of unearned premiums from credit life and credit accident and health insurance and extended service contract costs obtained and financed in connection with the vehicle financing and recoveries from Obligors on deficiency balances.